Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DUPREE MUTUAL FUNDS
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DUPREE MUTUAL FUNDS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 18, 2011

August 29, 2011

The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), will be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, Kentucky 40507, on Tuesday, October 18, 2011, at 10:00 A. M., Lexington time, for the following purposes:

1.	Election of Trustees;

2.	Ratification or rejection of independent certified public accountants;

3.	Ratification or rejection of amendment to fundamental investment restrictions for the Taxable Municipal Bond Series to allow investment in money market mutual funds;

4.	Ratification or rejection of approval of Investment Advisory Agreement for the Taxable Municipal Bond Series;

5.	Separate ratification by each of the eight (8) tax-free municipal bond series of an amendment to each Investment Advisory Agreement to include additional fee reductions to .30 of 1% whenever the size of a portfolio reaches $750,000,001 and .25 of 1% whenever the size of a portfolio exceeds $1,000,000,000;

6.	Other business.

Shareholders are cordially invited to meet with the officers and Trustees of the Trust prior to the meeting, beginning at 9:30 A.M. at the Hilton Lexington Downtown Hotel. This notice of annual meeting, proxy statement and proxy are first being delivered, mailed or transmitted to shareholders on September 8, 2011.

MICHELLE M. DRAGOO

Secretary

125 South Mill Street

Lexington, Kentucky 40507

YOUR VOTE IS IMPORTANT!

Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States. You may also vote in person at the annual meeting.

Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON OCTOBER 18, 2011

This Proxy Statement and the 2011 Annual Report are available at: http://www.dupree-funds.com/forms.html

DUPREE MUTUAL FUNDS

Annual Meeting of Shareholders

October 18, 2011

PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), for use at the Annual Meeting of Shareholders of the Trust to be held on October 18, 2011, and at any and all adjournments thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. You may also vote in person at the Annual Meeting. You may contact Dupree Mutual Funds at 1-800-866-0614 or 859-254-7741 for additional assistance.

Executed proxies that are unmarked will be voted as follows:

All Series:

1.	For the nominees of the Board of Trustees of the Trust in the election of Trustees, and;

2.	In favor of the ratification of the selection of independent certified public accountants for the Trust;

Taxable Municipal Bond Series Only:

3.	In favor of amendment of the series’ fundamental investment restrictions to allow investment in money market mutual funds

	1. ELECTION OF TRUSTEES	2. RATIFY OR REJECT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT	3. RATIFY OR REJECT AMENDMENT TO INVESTMENT RESTRICTION
Alabama Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
Kentucky Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
Kentucky Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	NO VOTE
Mississippi Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
North Carolina Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
North Carolina Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	NO VOTE
Tennessee Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
Tennessee Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	NO VOTE
Intermediate Government Bond Series	CUMULATIVE VOTE	VOTE	NO VOTE
Taxable Municipal Bond Series	CUMULATIVE VOTE	VOTE	VOTE

Taxable Municipal Bond Series Only:

4.	In favor of ratification of Investment Advisory Agreement. (voting separately)

Tax-Free Municipal Bond Series Only: (voting separately)

5.	In favor of ratification of amendment to each Investment Advisory Agreement to provide for the specified reduction in Investment Advisory fees.

All Series:

6.	In favor of Proxy Holders’ use of discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.

	4. RATIFY OR REJECT INVESTMENT ADVISORY AGREEMENT	5. RATIFY OR REJECT AMENDMENT TO INVESTMENT ADVISORY AGREEMENT	6. USE OF TRUSTEE DISCRETION
Alabama Tax-Free Income Series	NO VOTE	VOTE	VOTE
Kentucky Tax-Free Income Series	NO VOTE	VOTE	VOTE
Kentucky Tax-Free Short-to-Medium Series	NO VOTE	VOTE	VOTE
Mississippi Tax-Free Income Series	NO VOTE	VOTE	VOTE
North Carolina Tax-Free Income Series	NO VOTE	VOTE	VOTE
North Carolina Tax-Free Short-to-Medium Series	NO VOTE	VOTE	VOTE
Tennessee Tax-Free Income Series	NO VOTE	VOTE	VOTE
Tennessee Tax-Free Short-to-Medium Series	NO VOTE	VOTE	VOTE
Intermediate Government Bond Series	NO VOTE	NO VOTE	VOTE
Taxable Municipal Bond Series	VOTE	NO VOTE	VOTE

Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

A representative from Broadridge will determine if a quorum is present and will tabulate the votes and serve as the Trust’s inspectors of election for the annual meeting. An additional inspector will be present at the meeting.

As of August 29, 2011, there were             shares of beneficial interest of the Trust outstanding, being comprised of:

Shares of Alabama Tax-Free Income Series
Shares of Kentucky Tax-Free Income Series
Shares of Kentucky Tax-Free Short-to-Medium Series
Shares of Mississippi Tax-Free Income Series
Shares of North Carolina Tax-Free Income Series
Shares of North Carolina Tax-Free Short-to-Medium Series
Shares of Tennessee Tax-Free Income Series
Shares of Tennessee Tax-Free Short-to-Medium Series
Shares of Intermediate Government Bond Series
Shares of Taxable Municipal Bond Series

all having no par value. As of August 29, 2011, no person was known to the Trust to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Kentucky Tax-Free Income Series and the Kentucky Tax-Free Short to Medium Series.

As of August 29, 2011, the following persons were known to the Trust to be beneficial owners of shares of more than five percent (5%) of the outstanding shares of the following Series:

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Alabama Tax-Free Income Series

Reliance Trust Company 1100 Abernathy Road 500 North Park #400 Atlanta, GA 30328

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104

Kentucky Tax-Free Short-to-Medium Series

Unified Trust Company 2353 Alexandria Drive Suite 100 Lexington, KY 40504

CEBANTCO CASH 300 West Vine Street 5th Floor Lexington, KY 40507

Mississippi Tax-Free Income Series

Robert Lawson Holladay, Sr. 240 East Oscar Street Ruleville, MS 38771

National Financial Services LLC FEBO 109 Southern Ridge Drive Madison, MS 39110

Roy B. Fulton 2181 Highway 82 West Greenville, MS 38701

National Financial Services LLC FEBO Trustmark National Bank 248 East Capitol Street Jackson, MS 39201

NC Tax-Free Income Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104

TN Tax-Free Income Series

SEI Trust Company C/O First Tennessee Bank One Freedom Valley Drive Oaks, PA 19456

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104

TN Tax-Free Short-to-Medium Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104

Intermediate Government Bond Series

Hospice of Lake Cumberland 100 Parkway Drive Somerset, KY 42503

Shield Ayres Foundation Milan Building 115 East Travis Street Suite 1445 San Antonio, TX 78205

Taxable Municipal Bond Series

Shield Ayres Foundation Robert M. Ayres, Jr. 115 E Travis Street, Suite 1445 San Antonio, TX 78205-1693

William Howerton Carson Myre Charitable Fund Trust 2320 Broadway, Suite 200 Paducah, KY 42001

National Christian Charitable Foundation 11625 Rainwater Drive, Suite 500 Alpharetta, GA 30004

Hardin County Water District No. 2 Elizabethtown, KY 42702-0970

As of August 29, 2011, the current Trustees, nominees for Trustee, and Officers of the Trust, as a group beneficially owned directly or indirectly             of the Kentucky Tax-Free Income Series.

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Kentucky Tax-Free Income Series

William A. Combs, Jr. 111 Woodland Avenue #510 Lexington, KY 40502-6423	Sole investment and voting power (1)	.

J. William Howerton P.O. Box 194 Paducah, KY 42002	Sole investment and voting power (2)

Thomas P. Dupree, Sr. P.O. Box 1149 Lexington, KY 40588	Shared investment and voting power (3)

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
C. Timothy Cone 201 West Short Street Lexington, KY 40507	Shared investment and voting power (4)

Lucy A. Breathitt 1703 Fairway Drive Lexington, KY 40502	Sole investment and voting power

Gay M. Elste P.O. Box 28 Versailles, KY 40383	Sole investment and voting power

Allen E. Grimes, III P.O. Box 1149 Lexington, KY 40588	Shared investment and voting power(5)

Michelle M. Dragoo P.O. Box 1149 Lexington, KY 40588	Shared investment and voting power

Alison L Arnold P.O. Box 1149 Lexington, KY 40588	Sole investment and voting power

(1)	beneficial ownership only; legal ownership in others
(2)	beneficial ownership in others
(3)	beneficial ownership only; legal ownership in others
(4)	beneficial ownership only; legal ownership in others
(5)	beneficial ownership only; legal ownership in others

As of August 29, 2011, the current Trustees, nominees for Trustee, and Officers of the Trust, as a group beneficially owned directly or indirectly             of the Kentucky Tax-Free Short-to-Medium Series.

Insert chart and update

As of August 29, 2011, the current Trustees, nominees for Trustee, and Officers of the Trust, as a group beneficially owned directly or indirectly             of the Intermediate Government Bond Series.

Insert chart and update

As of August 29, 2011, the current Trustees, nominees for Trustee, and Officers of the Trust, as a group beneficially owned directly or indirectly             of the Taxable Municipal Bond Series.

Insert chart and update

A copy of the Annual Report of Dupree Mutual Funds for the fiscal year ended June 30, 2011, including financial statements, has been mailed or made available via the internet to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on August 29, 2011, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Copies of the Annual Report may be obtained by shareholders free of charge by contacting the Trust at: Dupree Mutual Funds, P.O. Box 1149, Lexington, KY, 40588-1149 or calling (800) 866-0614. Copies of the Annual Report will be mailed by first class mail or other equally prompt means within one business day of receipt of the request. Copies of the Annual Report may also be viewed via the Internet at

www.Dupree-Funds.com.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply. In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees, in favor of selection of Ernst & Young LLP to serve as independent certified public accountants, in favor of the modification to the investment restrictions to allow investment in money market mutual funds (only for shareholders of the Taxable Municipal Bond Series) and separately in favor or Investment Advisory Agreement (only for shareholders of the Taxable Municipal Bond Series) and for shareholders of each of the eight (8) tax-free municipal bond series, in favor of ratification of an amendment to each investment advisory agreement reducing the fee paid to the Investment Advisor when the size of each portfolio reaches $750,000,001 and further when the size of each portfolio exceeds $1,000,000,000. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present. With respect to proposals requiring approval of a majority of shareholders under the Investment Company Act of 1940 abstentions and broker no-votes will count towards a quorum. This will have the effect of a vote against those proposals. Abstentions and broker no-votes will not affect the outcome of the vote for Trustees.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

The date of this Proxy Statement is August 29, 2011.

1. ELECTION OF TRUSTEES

The Trust’s Board of Trustees has nominated the six (6) persons listed below for election as Trustees for the ensuing year, each to hold office until the 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees except Ms. Giles and Mr. Mathews are members of the present Board of Trustees of the Trust and all of the nominees are independent of the Trust’s Investment Adviser. After 43 years of combined service, Judge J. William Howerton and Mr. William S. Patterson have elected to retire from the Board of Trustees, and the Board of Trustees has nominated Ms. Giles and Mr. Mathews to fill the two vacant Trustee positions. The Trustees have determined to have the Board of Trustees be 100% independent. This means that the Trustees’ sole objective is to represent the shareholders of the Trust. Officers of the Investment Adviser will serve as officers of the Trust and attend all meetings of the Board of Trustees.

A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked it will be voted for all of the nominees. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights. Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.

Nominees for Trustee

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William A. Combs, Jr. 111 Woodland Ave, #510 Lexington, KY 40502 Age: 71	Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	One Year Term; 23 Years of Service	Officer, Director: Mercedes- Benz of Cincinnati, Ohio; Mercedes-Benz of West Chester, Ohio and Freedom Dodge, Lexington, KY	10	N/A

James C. Baughman, Jr. 1999 Richmond Road Suite 4 Lexington, KY 40502 Age: 48	Trustee and Chairman of Audit Committee of Dupree Mutual Funds	One Year Term; 4 Years of Service	President, Secretary, Treasurer, Director Office Suites Plus, Inc. (executive office space rental)	10	Advisory Board, Community Trust Bank, Lexington, KY

Lucy A. Breathitt 1703 Fairway Drive Lexington, KY 40502 Age: 74	Trustee of Dupree Mutual Funds	One Year Term; 15 Years of Service	Alexander Farms, farming	10	N/A

C. Timothy Cone 201 West Short Street Lexington, KY 40507 Age: 67	Trustee of Dupree Mutual Funds	One Year Term; 9 Years of Service	President, Gess, Mattingly & Atchison, P.S.C. (law firm)	10	N/A

Nominees for Trustees (continued)

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Ann Rosenstein Giles 343 Waller Avenue, Suite 100 Lexington, KY 40504 Age: 59	Nominee for Trustee of Dupree Mutual Funds	One Year Term;	Rosenstein Development, LLC (self employed marketing consultant)	10	Trustee, Transylvania University, KY Historical Society

Marc A. Mathews Transylvania University 300 N. Broadway Lexington, KY 40508 Age: 53	Nominee for Trustee of Dupree Mutual Funds	One Year Term	Vice President for Finance and Business, Transylvania University, 2009 to date; Treasurer, University of Kentucky 2008-2009; Controller, University of Kentucky 2004-2008	10	Director, Bank of the Bluegrass

Ms. Breathitt, and Messrs. Baughman, Combs and Cone currently serve as Trustees of Dupree Mutual Funds and are standing for re-election. Ms. Giles and Mr. Mathews are nominees standing for election for the first time. Set forth below is certain biographical information about the Trustee nominees, including a description of the specific experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a member of our Board in light of the Trust’s business and structure.

James C. Baughman, Jr. — Mr. Baughman serves as the President, Secretary, Treasurer, and as a Director of Office Suites Plus, Inc. and its wholly owned subsidiary, Office Suites Plus Properties, Inc. (collectively “Office Suites Plus”). Office Suites Plus is a privately held business that provides high quality office and conference facilities with advanced technology and support services to corporations. Mr. Baughman’s educational background is in the area of finance. His individual qualifications and skills include senior management experience in the areas of accounting and finance, marketing, advertising, strategic thinking and corporate governance.

Lucy A. Breathitt — Mrs. Breathitt is the fifth generation owner and operator of a family farm, Alexander Farms, where she is involved in raising and bringing to market cattle, sorghum, honey and tobacco. She has served in an executive capacity within the Office of the President of the United States. Her individual qualifications and skills include senior management experience, organizational and interpersonal effectiveness, communication skills and consensus building. Mrs. Breathitt has served on multiple local, state and national civic boards, focusing on the preservation and conservation of history and resources.

William A. Combs, Jr. — Mr. Combs currently serves as an Officer and Director of Mercedes-Benz of Cincinnati, Ohio, Mercedes-Benz of West Chester, Ohio and Freedom Dodge, in Lexington, Kentucky. He previously served as an Officer and Director of a family controlled lumber and supply business. His individual qualifications and skills include senior management experience, corporate governance, finance, strategic thinking and consensus building. Mr. Combs has served in leadership roles on numerous local civic boards.

C. Timothy Cone — Mr. Cone currently serves as the President of Gess, Mattingly & Atchison, P.S.C., a law firm based in Lexington, Kentucky. The principal areas of his law practice relate to Business Organizations and Transactions and Commercial Lending and Real Estate. His individual qualifications and skills include senior management experience in the areas of business formations, mergers and acquisitions, corporate governance, and strategic thinking. Mr. Cone has extensive experience with the Kentucky thoroughbred industry and he has served in leadership roles on numerous local civic boards.

Ann Rosenstein Giles — Ms. Giles is a self-employed marketing consultant. She has worked in various capacities in the advertising and marketing field New York, Michigan, and Kentucky. Her individual qualifications and skills include senior management experience, marketing and advertising, strategic thinking, and business development.

Marc A. Mathews — Mr. Mathews serves as Vice President for Finance and Business for Transylvania University, a Lexington private institution of higher education. Mr. Mathews previously served as Treasurer and Controller of the University of Kentucky, and Senior Audit Manager for Pricewaterhouse Coopers, L.L.P. Mr. Mathews’ educational background is in Business Administration and Accounting, and he is a Certified Public Accountant and a Certified Treasury Professional. Mr. Mathews serves or has served on numerous local civic boards. His individual qualifications include senior management experience, corporate governance, finance, strategic thinking and consensus building.

Officers of the Trust (Not nominees for Trustee)

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507 Age: 81	President of Dupree Mutual Funds Elected President by Trustees	One Year Term; 32 Years of Service	Chairman, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	KY Historical Society

Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507 Age: 49	Executive Vice President; elected Executive Vice President by Trustees	One Year Term; 6 Years of Service	President, Dupree & Company, Inc. (broker/dealer/investment adviser);	N/A	International Book Project, Inc.

Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 50	Vice President, Secretary, Treasurer; elected Vice President, Secretary & Treasurer by Trustees	One Year Term; 14 Years of Service as Vice President, 12 Years of Service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Alison L. Arnold 125 South Mill Street Lexington, KY 40507 Age: 51	Assistant Secretary; elected Assistant Secretary by Trustees	One Year Term; 19 Years of Service	Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Gay M. Elste P.O. Box 28 Versailles, KY 40383 Age: 60	Compliance Officer; elected by Trustees	One Year Term; 7 Years of Service 30 Years of Service as legal counsel to Trust	Attorney at Law, Darsie & Elste; Anstruther Farm (cattle farming)	N/A	N/A

For the fiscal year ended June 30, 2011, the Trust paid to Dupree & Company, Inc. investment advisory fees and transfer agent fees totaling $6,468,905.

During the past five years none of the “Non-Interested” Trustees or Nominees of the Trust or any of their immediate family members has had any direct or indirect interest in the investment adviser of the Trust or of any entity having any direct or indirect control of the investment adviser.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust as of August 29, 2011
James C. Baughman, Jr.	$10,001 - $50,000
Lucy A. Breathitt	Over $100,000
William A. Combs, Jr.	Over $100,000
C. Timothy Cone	Over $100,000
Ann Rosenstein Giles	None
Marc A. Mathews	None

COMPENSATION FROM THE TRUST

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees/ Legal Counsel & Compliance Officer
James C. Baughman, Jr.	$22,000	None-No Pension or Retirement Plan	None	$22,000
Lucy A. Breathitt Trustee	$22,000	None-No Pension or Retirement Plan	None	$22,000
William A. Combs, Jr. Chairman, Trustee	$22,000	None-No Pension or Retirement Plan	None	$22,000
C. Timothy Cone Trustee	$22,000	None-No Pension or Retirement Plan	None	$22,000
Gay M. Elste Compliance Officer Legal Counsel	$47,320-Legal Services; $31,633.48-Compliance Officer	None-No Pension or Retirement Plan	None	$78,953.48

The Board of Trustees has authorized the payment of a fee of $22,000 to each of the non-interested Trustees for the fiscal year ending June 30, 2012, plus a fee of $1,000 to each of the non-interested Trustees for each audit committee meeting attended.

The Board of Trustees has an audit committee, a nominating committee, and a valuation committee each comprised of all of the non-interested trustees, but it does not have an executive committee. The audit committee, the nominating committee and the valuation committee have been established pursuant to the Trust’s By-laws and not by separate charter. The audit committee receives the SEC required communication from the independent auditor, meets with the independent auditor to discuss the annual audit, internal controls and any additional issues or concerns identified by the auditor or Trustees. The audit committee then meets with the investment adviser/transfer agent to discuss the annual audit, internal controls and any additional issues. The audit committee then recommends to the Board of Trustees that the audited financial statements be included in the Annual Report to shareholders. The audit committee selects the independent auditor and recommends ratification of the selection to the Board of Trustees and shareholders of the Trust, identifies to the independent auditor any matters to be reviewed by the independent auditor, and approves the fees to be charged to the Trust by the independent auditor. The audit committee met twice during the fiscal year ended June 30, 2011, with all members in attendance. The audit committee has not identified a “financial expert,” believing that the collective experience and expertise of all of the audit committee members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

The nominating committee nominates the persons to serve as the Trustees, with said nominees to be submitted to the shareholders at their annual meeting. The nominating committee will consider nominees recommended by security holders when a vacancy occurs among the Trustees, in which event any security holder needs to write to the Trust identifying the nominee and providing information about his/her qualifications. All shareholders may communicate directly to any officer or Trustee at their own addresses provided by this Proxy Statement, the Trust’s Annual Report or Statement of Additional Information. Shareholder communications may be sent to the Trust for forwarding to Trustees or officers. All shareholder communications will be relayed to the Trustees.

A majority of the 2010 nominees attended the October 26, 2010, Annual Meeting of shareholders (Ms. Giles and Mr. Mathews were not 2010 nominees). During the fiscal year ended June 30, 2011, all Trustees attended at least 75% of the four meetings of the Board of Trustees, and all Trustees attended both meetings of the Audit Committee and the two meeting of the Nominating Committee. The Valuation Committee did not meet during the fiscal year ended June 30, 2011.

The Board of Trustees does not have a compensation committee; however, all of the Trustees, being independent Trustees, determine both their own salaries and the fee arrangement for the Compliance Officer, the only Trust Officer directly compensated by the Trust. All of the Trustees have experience with business organizations and utilize their collective judgment to determine what they believe to be fair and reasonable compensation for the duties performed and responsibilities undertaken. Upon request, officers of the Trust may provide information to the Trustees concerning compensation paid to similarly situated directors or trustees of mutual funds. The Trustees do not engage external compensation consultants, but rather may consider comparably situated municipal bond fund compensation of directors, the expenses and size of the Trust and any new or additional responsibilities to be undertaken by the Trustees. No officers of the Trust participate in the Trustees deliberations concerning compensation.

At the October 26, 2010, Annual Meeting of Shareholders, 153,469,145.035 Dupree Mutual Funds shares were outstanding and entitled to vote. Of the shares outstanding and entitled to vote 86,618,364.382 shares were present and voting in person or by proxy, for a percentage of 56.440%.

2. RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 2012, will be submitted for ratification or rejection by the shareholders at the annual meeting. If approved, Ernst & Young LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 2012.

The affirmative vote of a majority of the Trust’s outstanding voting securities is required for ratification of the selection of Ernst & Young LLP as defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. Representatives of Ernst & Young LLP are not expected to be in attendance at the annual meeting.

(a)	Audit Fees

For the fiscal year ended June 30, 2010 and June 30, 2011 Ernst & Young LLP billed the Trust $107,700 and $118,500 respectively for professional services rendered for the audit of the Trust’s annual financial statements and the review of those statements included in the Trust’s annual report.

(b)	Audit-Related Fees

For the fiscal year ended June 30, 2010 and June 30, 2011 Ernst & Young LLP billed the Trust $13,200 and $14,500 respectively for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not included in the Audit Fees listed in subsection (a) above. These services included Transfer Agent Review for which Ernst & Young LLP billed the Trust $7,300 and $9,000 for fiscal years ended June 30, 2010 and June 30, 2011 respectively and Agreed Upon Procedures Review for which Ernst & Young LLP billed the Trust $8,900 and $16,600 for the fiscal years ended June 30, 2010 and June 30, 2011 respectively.

(c)	Tax Fees

For the fiscal year ended June 30, 2010 and June 30, 2011 Ernst & Young LLP billed the Trust $26,500 and $34,400 respectively for professional services for tax compliance, tax advice, and tax planning, which included preparation of the Trust’s federal and state tax returns and review of the Tax portions of the Trust’s Prospectus and Statement of Additional Information.

(d)	All Other Fees

For the fiscal years ended June 30, 2010 and June 30, 2011 Ernst & Young LLP billed the Trust $6,700 and $6,900 respectively for the audit of Anti-Money Laundering Program.

For the fiscal years ending June 30, 2011 and June 30, 2012, prior to recommending engagement of the independent auditors, the audit committee has received from Ernst & Young LLP a proposed scope of services to be provided during the forthcoming fiscal year. The proposed scope of services delineates the audit and permitted non audit services to be completed. In addition, during the course of any fiscal year, the audit committee may and has identified other areas for review by the independent auditors. Services are provided by the independent auditors only after approval by the audit committee. Communications between the independent auditors and the audit committee concerning the scope of services, both audit and non audit services, are made directly and not through management. All (100%) of the services described above in paragraphs (a) through (d) were approved by the audit committee. Ernst & Young LLP does not provide services for the Trust’s investment adviser. For the fiscal years ended June 30, 2010 and June 30, 2011 Ernst & Young LLP engaged no persons other than its own full-time permanent employees to the audit of the Trust’s financial statements. For the fiscal years ended June 30, 2010 and June 30, 2011 Ernst & Young LLP billed the Trust $26,500 and $34,400 respectively for non-audit services. The audit committee does not consider the provision of the non-audit services to be incompatible with maintaining the principal accountant’s independence.

3. FUNDAMENTAL INVESTMENT RESTRICTIONS OF TAXABLE MUNICIPAL BOND SERIES TO PERMIT INVESTMENT IN MONEY MARKET MUTUAL FUNDS

Shareholders of the Taxable Municipal Bond Series will be asked to vote to allow the series to invest in money market funds having investment objectives consistent with those of the Series. Since inception, the Taxable Municipal Bond Series has followed the fundamental policy of not investing in other investment companies. Money market funds are a type of investment company which maintain a uniform share price, but with variation in yield.

The Taxable Municipal Bond Series has an investment objective of obtaining the highest level of current income without undue risk to principal derived from taxable municipal obligations.

From time to time it would be useful to invest in money market funds on a short-term basis. This investment may be made to keep cash fully invested while the portfolio managers seek longer term securities for the portfolio or for defensive purposes when the markets are unsteady or in anticipation of needed liquidity.

In recommending approval of investment by the Taxable Municipal Bond Series in money market funds, the Board of Trustees considered it imperative that such investment provide the same type of income as produced by other securities in the portfolio. Investment in money market funds does mean that the Taxable Municipal Bond Series will pay its proportionate fractional share of the money market funds’ fees and operating expenses, in addition to the Series’ operating expenses, a phenomenon known as “layering.”

Under current regulations of the Securities and Exchange Commission the Taxable Municipal Bond Series may invest up to 5% of its net assets in a money market fund and may not own more than 3% of the money market fund in which it invests. The affirmative vote of a majority of the Trust’s outstanding voting securities is required to amend the fundamental investment restrictions. As defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present and represented, and (b) more than 50% of the outstanding shares.

4. RATIFICATION OR REJECTION OF INVESTMENT ADVISORY AGREEMENT FOR TAXABLE MUNICIPAL BOND SERIES (This vote does not apply to the Intermediate Government Bond Series or the Single State Tax-Free Municipal Bond Series; however, the information set forth below is inclusive of information relevant to all Series.)

Information about Dupree & Company, Inc., the Investment Adviser for All Series

Dupree & Company, Inc., 125 South Mill Street, Suite 100, Lexington, KY 40507, is the investment adviser for all Series of the Trust and also serves as the Transfer Agent. Dupree & Company or its wholly owned subsidiary have served as the Investment Adviser from 1979, beginning with the original series of the Trust, the former Kentucky Tax-Free Income Fund, Inc.

Thomas P. Dupree, Sr., is Chairman of Dupree & Company, Inc. and owner of 100% of the voting stock of Dupree & Company, Inc. and 80% of the nonvoting stock. There are three separate trusts for the benefit of David G. Dupree, Harriet Dupree Bradley and Lamar Dupree Grimes which collectively hold approximately 20% of the nonvoting stock of Dupree & Company, Inc. Mr. Dupree also serves as President of the Trust which service constitutes Mr. Dupree’s principal occupation. Allen E. Grimes, III is Executive Vice-President of the Trust, President and General Counsel for Dupree & Company, Inc. Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc., and serves the Trust in the same capacities. Alison L. Arnold is Assistant Secretary of the Trust. No purchases or sales of securities of Dupree & Company, Inc. have occurred since the beginning of the most recently completed fiscal year.

For the fiscal year ending June 30, 2011, Dupree & Company, Inc. was paid $1,507,864 for services provided as Transfer Agent for all Series of the Trust. The Transfer Agent fee is based on the net asset value of the Trust and is computed at the annual rate of ..15 of 1% on the first $20,000,000 and .12 of 1% of all amounts in excess of $20,000,000.

Dupree & Company, Inc. was paid the following amounts for services as Investment Adviser (after fee waivers):

Taxable Municipal Bond Series $39,293.

The Investment Adviser waived or reimbursed fees in the amounts of $1,608 for the Taxable Municipal Bond Series.

It is anticipated that for the Fiscal Year ending June 30, 2012, that the above listed fees may increase by 5%, contingent upon growth of the Series and the overall size of the Trust.

Dupree Mutual Fund’s Board of Trustees is responsible for overseeing the Trust’s corporate policies and adhering to fiduciary standards under the Investment Company Act of 1940 (“1940 Act”). The Trustees are responsible for the annual renewal of the Trust’s investment advisory agreements with each Series of the Trust. Under the Investment Advisory Agreements, Dupree & Company, Inc. (“Dupree & Co.”) assumes responsibility for providing investment advisory and other services.

The Taxable Municipal Bond Series is currently served by Dupree & Co. (“Investment Adviser”) pursuant to a written agreement approved by the Board of Trustees at its meeting of May 11, 2010, becoming effective with commencement of operations of that series, November 1, 2010. A revised fee structure, reducing the compensation paid when the Series reaches average daily net assets in excess of $500,000,000 was approved by the Board of Trustees at its meeting of February 22, 2011, taking effect March 1, 2011. This Investment Advisory Agreement is now being submitted to a vote of the shareholders of the Series and will remain in effect until October 31, 2013. Thereafter, at least annually the Agreement must be specifically approved by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the Series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree & Co. or the Trust within the meaning of the Investment Company Act of 1940. The agreement is subject to termination by either party without penalty on sixty (60) days written notice to the other, and it terminates automatically in the event of an assignment.

Under the agreement for the Taxable Municipal Bond Series the Investment Adviser is compensated for its services at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets; .45 of 1% of the average daily net assets between

$100,000,001 and $150,000,000; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000; .35 of 1% of the average daily net assets between $500,000,001 and $750,000,000; ..30 of 1% of the average daily net assets between $750,00,001 and $1,000,000,000 and .25 of 1% of the average daily nets assets in excess of $1,000,000,000.

Pursuant to the agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of the Series’ assets in a manner consistent with the series’ investment objectives and to implement this program by selecting the securities to be purchased or sold by the Series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the Series’ office needs, maintains the Series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of the Series’ shares, staffs the Series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accountants, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust.

Dupree & Company provides accounting services for all portfolio holdings, prepares required reports to shareholders, and prepares necessary SEC filings on a timely basis. Dupree & Company does not render services to any other clients.

The Trustees considered that the Investment Adviser is an experienced investment adviser whose investment professionals have managed the several Series of the Trust since their inception. The Investment Adviser’s personnel provide active and extensive monitoring of the investment portfolios daily and report on the investment performance of the Series to the Trustees at their scheduled quarterly meetings. The Trustees considered that the Investment Adviser has carried out these responsibilities for all other Series of the Trust in a professional manner over the years.

The affirmative vote of a majority of the Series’ outstanding voting securities is required for ratification of the Investment Advisory Agreement. As defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares.

If approved, the Investment Advisory Agreement will be in effect for an initial two year term commencing November 1, 2011. Thereafter, the Investment Advisory Agreement may be continued for additional one year terms by specific approval by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the Series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree & Company, Inc. or the Trust within the meaning of the Investment Company Act of 1940.

The Board of Trustees is recommending approval of the Investment Advisory Agreement.

5. RATIFICATION OR REJECTION OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SINGLE STATE TAX-FREE MUNICIPAL BOND SERIES (These votes do not apply to the Intermediate Government Bond Series or the Taxable Municipal Bond Series; however, the information set forth below is inclusive of information relevant to all Series)

Information about Dupree & Company, Inc., the Investment Adviser for All Series

Dupree & Company, Inc., 125 South Mill Street, Suite 100, Lexington, KY 40507, is the investment adviser for all Series of the Trust and also serves as the Transfer Agent. Dupree & Company or its wholly owned subsidiary have served as the Investment Adviser from 1979, beginning with the original series of the Trust, the former Kentucky Tax-Free Income Fund, Inc.

Thomas P. Dupree, Sr., is Chairman of Dupree & Company, Inc. and owner of 100% of the voting stock of Dupree & Company, Inc. and 80% of the nonvoting stock. There are three separate trusts for the benefit of David G. Dupree, Harriet Dupree Bradley and Lamar Dupree Grimes collectively holding 20% of the nonvoting stock of Dupree & Company, Inc. Mr. Dupree also serves as President of the Trust which service constitutes Mr. Dupree’s principal occupation. Allen E. Grimes, III is Executive Vice-President of the Trust, President and General Counsel for Dupree & Company, Inc. Michelle M. Dragoo is Vice President,

Secretary and Treasurer of Dupree & Company, Inc., and serves the Trust in the same capacities. Alison L. Arnold is Assistant Secretary of the Trust. No purchases or sales of securities of Dupree & Company, Inc. have occurred since the beginning of the most recently completed fiscal year.

For the fiscal year ending June 30, 2011, Dupree & Company, Inc. was paid $1,507,864 for services provided as Transfer Agent for all Series of the Trust. The Transfer Agent fee is based on the net asset value of the Trust and is computed at the annual rate of ..15 of 1% on the first $20,000,000 and .12 of 1% of all amounts in excess of $20,000,000. Dupree & Company, Inc. was paid the following amounts for services as Investment Adviser (after fee waivers):

Alabama Tax-Free Income Series	$64,999
Kentucky Tax-Free Income Series	3,429,968
Kentucky Tax-Free Short-to-Medium Series	351,989
Mississippi Tax-Free Income Series	31,437
North Carolina Tax Free Income Series	381,588
North Carolina Tax-Free Short-to-Medium Series	94,864
Tennessee Tax-Free Income Series	468,448
Tennessee Tax-Free Short-to-Medium Series	51,852
Intermediate Government Bond Series	64,717
Taxable Municipal Bond Series	39,293

The Investment Adviser waived or reimbursed fees in the amounts of $36,311, $16,167 and $1,947 for the Alabama Tax-Free Income Series, the Mississippi Tax-Free Income Series and the Taxable Municipal Bond Series.

It is anticipated that for the Fiscal Year ending June 30, 2012, that the above listed fees may increase by 5%, contingent upon growth of each Series and the overall size of the Trust.

Trustees Approval of Existing Advisory Agreements for all Tax-Free Series and the Intermediate Government Bond Series

Dupree Mutual Fund’s Board of Trustees is responsible for overseeing the Trust’s corporate policies and adhering to fiduciary standards under the Investment Company Act of 1940 (“1940 Act”). The Trustees are responsible for the annual renewal of the Trust’s investment advisory agreements with each Series of the Trust. Under the Investment Advisory Agreements, Dupree & Company, Inc. (“Dupree & Co.”) assumes responsibility for providing investment advisory and other services.

In considering whether to renew the Investment Advisory Agreements, the Trustees, at their October 26, 2010 meeting, reviewed the following factors with respect to each Series: (1) the nature, extent and quality of services provided by Dupree & Co. to each Series; (2) the investment performance of each Series; (3) the costs of the services provided to each Series and the profits realized or to be realized by Dupree & Co. from its relationship with the Trust; (4) the extent to which economies of scale have been realized as each Series grows; (5) whether the level of fees reflects those economies of scale for the benefit of investors in the Series; (6) comparisons of services and fees with contracts entered into by Dupree & Co. with other clients; and (7) other benefits derived or anticipated to be derived by Dupree & Co. from its relationship as investment adviser to the Trust.

Each Series, including each of the tax-free municipal bond Series, is currently served by Dupree & Co. (“Investment Adviser”) pursuant to written agreements previously approved by the shareholders of each Series. The Investment Advisory Agreement for each tax-free municipal bond Series is dated November 1, 2002, and was submitted to a vote of the shareholders on October 29, 2002. The Investment Advisory Agreement for the Intermediate Government Bond Series is dated November 1, 1997, and was submitted to a vote of the shareholders on October 29, 1997. The Board of Trustees of the Trust approved continuation of the Investment Advisory Agreements for all of the tax-free municipal bond Series and the Intermediate Government Bond Series in a separate meeting held on October 26, 2010. At least annually each agreement of all Series must be specifically approved by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the Series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree & Co. or the Trust within the meaning of the Investment Company Act of 1940. Each agreement is subject to termination by either party without penalty on sixty (60) days written notice to the other, and it terminates automatically in the event of an assignment.

Under each tax-free municipal bond Series agreement, the Investment Adviser is compensated for its services at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000; and .35 of 1% of the average daily net assets in excess of $500,000,000.

Under the agreement for the Intermediate Government Bond Series, the Investment Adviser is compensated for its services at the annual rate of .20 of 1% of the average daily net assets. The actual fees paid to the Investment Adviser for the fiscal year ending June 30, 2011 are stated above. See “Information about Dupree & Company, the Investment Adviser for All Series.”

Set forth below are the general factors the Trustees considered at its October 26, 2010 meeting for all of the Series (except the Taxable Municipal Bond Series which did not exist at that time), followed by an outline of selected specific factors the Trustees considered for each particular Series.

Nature, Extent and Quality of Services

Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each Series’ assets in a manner consistent with the series’ investment objectives and to implement this program by selecting the securities to be purchased or sold by the Series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the Series’ office needs, maintains each Series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each Series’ shares, staffs the Series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accountants, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust.

Dupree & Company provides accounting services for all portfolio holdings, prepares required reports to shareholders, and prepares necessary SEC filings on a timely basis. Dupree & Company does not render services to any other clients.

The Trustees considered that the Investment Adviser is an experienced investment adviser whose investment professionals have managed the several Series of the Trust since their inception. The Investment Adviser’s personnel provide active and extensive monitoring of the investment portfolios daily and report on the investment performance of the Series to the Trustees at their scheduled quarterly meetings. The Trustees considered that the Investment Adviser has carried out these responsibilities in a professional manner over the years.

The Trustees considered, among other things, the performance of each of the Series, as discussed below.

Performance

The Trustees considered the performance of each Series during historical and recent periods and compared to (i) standardized industry performance data, (ii) the performance of comparable mutual funds and (iii) the performance of recognized indices.

The Trustees considered the comparative performance and expense data for each Series prepared by an independent third party, Morningstar, Inc., for 1, 3 and 12 months and annualized for 3, 5 and 10 years as compared with other single state funds or government bond funds. For the most part, the Series’ returns over the periods reviewed have been very close to the Series’ benchmarks. For additional detail about the considerations for each Trust Series, see Account-by-Account synopsis below.

Cost and Profitability

The Trustees reviewed the audited (year ended December 31, 2009) and unaudited financial statements (nine months ended September 30, 2010) of Dupree & Company, Inc; statements of Dupree & Company Inc.’s revenues and costs of and profits from furnishing services to each Series (twelve months ended June 30, 2010). The Investment Adviser’s revenues and costs of and profits from furnishing services to each Series are allocated to each Series according to each Series’ identifiable costs and according to the size of the Series in relation to the total size of the Trust. The Trustees considered the Investment advisory fees paid to the Investment Adviser, expressed in dollar terms and as a percentage of assets under management. The Trustees considered and reviewed information concerning the costs incurred and profits derived by Dupree & Co. for services rendered in its capacity as Investment Adviser to each Series since the inception of each Series. The Trustees determined that the profits earned were reasonable in light of the advisory, administrative and other services provided to each Series and the historic subsidization provided by Dupree & Co. to the several Series.

Fees Charged by Other Advisers

The Trustees considered information regarding fees paid to other advisers for managing similar investment portfolios. The Trustees received comparative fee information for comparable peer group funds prepared by Morningstar. The Trustees considered that the proposed advisory fees to be paid to the Investment Adviser for its services to each Series are comparable to the advisory fees charged to other similar portfolios.

Economies of Scale

In addition to considering that the Investment Adviser’s fees are comparable to fees charged to other similar portfolios, the Trustees also considered that economies of scale are integrated into the expense formulation. Accordingly, as assets increase, the Investment Adviser’s fees decrease on a percentage basis.

The Investment Adviser has identified no “economies of scale”, advising that growth of the Trust will require additional personnel. Further, the Investment Adviser has stated that additional compliance requirements can be expected to consume more personnel time and may preclude realization of economies of scale.

Fee Comparison with Other Clients

The only client served by the Investment Adviser is the Trust, so there are no applicable fee comparisons.

Other Benefits

The Trustees considered that the Investment Adviser derives a financial benefit from its advisory relationship with the Trust. The sole benefit that accrues to the Investment Adviser is an increase in total fees received as each Series increases in net asset size. The benefit to the shareholders of each Series is that the Investment Adviser’s fees decrease on a percentage basis as total net assets under management increase. Dupree & Company, Inc. reported no other indirect benefits attributable to management of the Series, including, but not limited to, soft dollar arrangements.

Series-by-Series Factors

Alabama Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 40 portfolio purchase transactions and 24 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Series was $18,588 as compared to $17,294 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees or expenses.

•	As of June 30, 2010 the Series received an overall Morningstar rating of four stars.

•	As of June 30, 2010 the Series Expense Ratio was 0.47%, (after waiver of fees), the lowest of 7 funds compared by Morningstar.

Kentucky Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 63 portfolio purchase transactions and 24 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Series was $16,352 as compared to $17,294 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees or expenses.

•	As of June 30, 2010 the Series received an overall Morningstar rating of five stars.

•	As of June 30, 2010 the Series Expense Ratio was 0.58%, the lowest of 16 funds compared by Morningstar.

Kentucky Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 35 portfolio purchase transactions and 16 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Series was $14,924 as compared to $17,296 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees or expenses.

•	As of June 30, 2010 the Series received an overall Morningstar rating of four stars.

•

As of June 30, 2010 the Series Expense Ratio was 0.72%. Out of 16 funds compared by Morningstar, only three had lower expense ratios than this Series. Of these three funds, two only accept institutional clients and remaining fund was the Dupree Kentucky Tax-Free Income Series.

Mississippi Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 18 portfolio purchase transactions and 16 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Series was $18,063 as compared to $17,294 for the Barclays Municipal Bond Index. The Barclays Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Series received an overall Morningstar rating of four stars.

•	As of June 30, 2010 the Series Expense Ratio was 0.45% (after waiver of fees) was the lower of 2 funds compared by Morningstar.

North Carolina Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 20 portfolio purchase transactions and 11 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Series was $16,142 as compared to $17,294 for the Barclays Municipal Bond Index. The Barclays Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Series received an overall Morningstar rating of four stars.

•

As of June 30, 2010 the Series Expense Ratio was 0.72%, the 5th lowest of funds compared by Morningstar. Of the other funds each had a load, a million dollar minimum investment or was only open to employees of the fund.

North Carolina Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 37 portfolio purchase transactions and 19 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Series was $14,826 as compared to $17,296 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Series received an overall Morningstar rating of three stars.

•

As of June 30, 2010 the Series Expense Ratio was 0.82%, the 7th lowest of 16 funds compared by Morningstar. Of the other funds one charges a sales load; one is open only to employees of the fund family; three are only open to institutional clients with a one million dollar minimum investment; and the remaining Fund is the Dupree North Carolina Tax-Free Income Series.

Tennessee Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 17 portfolio purchase transactions and 30 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Series was $15,954 as compared to $17,294 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Series received an overall Morningstar rating of three stars.

•

As of June 30, 2010 the Series Expense Ratio was 0.70%, the second lowest of 11 funds compared by Morningstar. The fund with the lower expense ratio is open only to institutional clients with a minimum one million dollar investment.

Tennessee Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 16 portfolio purchase transactions and 10 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Series was $14,546 as compared to $17,296 for the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010 the Series received an overall Morningstar rating of three starrs.

•

As of June 30, 2010 the Series Expense Ratio was 0.81%, the fifth lowest of 11 funds compared by Morningstar. Two of the funds have a load, one is open to institutional clients with a million dollar investment and the other is the Dupree Tennessee Tax-Free Income Series.

Intermediate Government Bond Series

•	For the Fiscal Year ending June 30, 2010, the Investment Adviser processed 29 portfolio purchase transactions and 14 portfolio sale transactions.

•

As of June 30, 2010 the ten year growth of $10,000 invested in the Series was $17,487 as compared to $18,074 for the Barclays Capital U.S., Intermediate Government Bond Index. The Barclays Capital U.S. Intermediate Government Bond Index reflects no deduction for fees and expenses.

•	As of June 30, 2010, the Series received an overall Morningstar rating of four stars

•	As of June 30, 2010, the Series Expense Ratio was 0.47%, the lowest of 30 funds compared by Morningstar.

PROPOSED INVESTMENT ADVISORY CONTRACT AMENDMENT

(EIGHT TAX-FREE SINGLE STATE MUNICIPAL BOND SERIES ONLY)

The affirmative vote of a majority of the each Series’ outstanding voting securities voting separately is required for ratification of the Investment Advisory Agreement Amendment to modify the fee structure. As defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares.

The Investment Advisory Agreement will continue in effect for each of the eight tax-free single state municipal bond series except that an additional reductions in fees will occur whenever the size of a portfolio reaches $750,000,001. The compensation to Dupree & Company, Inc. will be at an annual rate of .50 of 1% of the first $100,000,000 average daily net assets; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000; .35 of 1% of the average daily net assets between $500,000,001 and $750,000,000; .30 of 1% of the average daily net assets between $750,00,001 and $1,000,000,000 and .25 of 1% of the average daily nets assets in excess of $1,000,000,000. If approved, each Investment Advisory Agreement may be continued for additional one year terms with the amended fee structure in effect by specific approval by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the Series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree & Company, Inc. or the Trust within the meaning of the Investment Company Act of 1940.

The amended fee structure was approved by the Trust’s Board of Trustees at a meeting of February 22, 2001, effective March 1, 2011. With the amended fee structure being applied, this resulted in a savings to the Kentucky Tax-Free Income Series of

$ 21,580.15, which amount will be refunded to Dupree & Company, Inc. by the Kentucky Tax-Free Income Series in the event that the Amendment to the Investment Advisory Agreement is not approved.

(The Board of Trustees is recommending approval of the Amendment to each of the Investment Advisory Agreements.)

OTHER BUSINESS

The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices the Trust has sent to registered shareholders, the Trust is sending only one copy of its annual report and proxy statement to shareholders who share the same last name and mailing address, unless they have notified the Trust that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card. The Trust understands that the brokerage community has mailed similar notices to holders of Trust shares who hold their shares in street name. This practice, known as “householding,” is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserve natural resources.

Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications should contact their broker if they are a street name shareholder, or if they are a registered shareholder, should contact the Trust. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future, may also notify their broker or the Trust. The Trust will promptly deliver a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered upon written or oral request to: Dupree Mutual Funds, P.O. Box 1149, Lexington, KY 40588, 859-254-7741 or 1-800-866-0914.

SHAREHOLDERS’ PROPOSALS

If a shareholder wishes to present a proposal at the 2012 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust’s Lexington office prior to May 11, 2012. Any proposal received after July 25, 2012 will be considered to be untimely. The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KENTUCKY TAX-FREE INCOME SERIES
			For All	Withhold All	For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. Equal shares of total votes will be allocated to the non-withheld Trustees as nominated.

1.	ELECTION OF TRUSTEES Nominees:		☐	☐	☐
	01) James C. Baughman, Jr.	04) C. Timothy Cone
	02) Lucy A. Breathitt	05) Ann Rosenstein Giles
	03) William A. Combs, Jr.	06) Marc A. Mathews

	For	Against	Abstain

2. APPROVAL OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.	☐	☐	☐

5. APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT FOR SERIES NOTED ABOVE.	☐	☐	☐

6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

	Yes	No

The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated August 29, 2011. All joint owners, all Trustees and other required co-signees, etc. MUST sign. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Dated	Signature (Joint Owners)	Dated

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT

www.dupree-funds.com/forms.html

Your vote is important.

Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholder’s meeting.

<XXXXX>2

DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES

FOR ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 18, 2011

The undersigned hereby constitutes and appoints THOMAS P. DUPREE, SR. and MICHELLE DRAGOO and each of them, with full power of substitution, to represent the UNDERSIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the “Trust”) to be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, KY 40507-1636 on TUESDAY, OCTOBER 18, 2011 at 10:00 A.M., Lexington time, and at any adjournments thereof to vote all of the shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER ON THE MATTERS PROPOSED ON THE REVERSE SIDE BY THE TRUST. IF THE PROXY IS SIGNED BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

<XXXXX>3 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERMEDIATE GOVERNMENT BOND SERIES
			For All	Withhold All	For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. Equal shares of total votes will be allocated to the non-withheld Trustees as nominated.

1.	ELECTION OF TRUSTEES Nominees:		☐	☐	☐
	01) James C. Baughman, Jr.	04) C. Timothy Cone
	02) Lucy A. Breathitt	05) Ann Rosenstein Giles
	03) William A. Combs, Jr.	06) Marc A. Mathews

	For	Against	Abstain

2. APPROVAL OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.	☐	☐	☐

6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

	Yes	No

The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated August 29, 2011. All joint owners, all Trustees and other required co-signees, etc. MUST sign. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Dated	Signature (Joint Owners)	Dated

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT

www.dupree-funds.com/forms.html

Your vote is important.

Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholder’s meeting.

<XXXXX>4

DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES

FOR ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 18, 2011

The undersigned hereby constitutes and appoints THOMAS P. DUPREE, SR. and MICHELLE DRAGOO and each of them, with full power of substitution, to represent the UNDERSIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the “Trust”) to be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, KY 40507-1636 on TUESDAY, OCTOBER 18, 2011 at 10:00 A.M., Lexington time, and at any adjournments thereof to vote all of the shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER ON THE MATTERS PROPOSED ON THE REVERSE SIDE BY THE TRUST. IF THE PROXY IS SIGNED BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

<XXXXX>5 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TAXABLE MUNICIPAL BOND SERIES
			For All	Withhold All	For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. Equal shares of total votes will be allocated to the non-withheld Trustees as nominated.

1.	ELECTION OF TRUSTEES Nominees:		☐	☐	☐
	01) James C. Baughman, Jr.	04) C. Timothy Cone
	02) Lucy A. Breathitt	05) Ann Rosenstein Giles
	03) William A. Combs, Jr.	06) Marc A. Mathews

	For	Against	Abstain

2. APPROVAL OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.	☐	☐	☐

3. APPROVAL OF AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE TAXABLE MUNICIPAL BOND SERIES TO ALLOW INVESTMENT IN MONEY MARKET MUTUAL FUNDS.	☐	☐	☐

4. APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE TAXABLE MUNICIPAL BOND SERIES.	☐	☐	☐

6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

	Yes	No

The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated August 29, 2011. All joint owners, all Trustees and other required co-signees, etc. MUST sign. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Dated	Signature (Joint Owners)	Dated

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT

www.dupree-funds.com/forms.html

Your vote is important.

Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholder’s meeting.

<XXXXX>6

DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES

FOR ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 18, 2011

The undersigned hereby constitutes and appoints THOMAS P. DUPREE, SR. and MICHELLE DRAGOO and each of them, with full power of substitution, to represent the UNDERSIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the “Trust”) to be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, KY 40507-1636 on TUESDAY, OCTOBER 18, 2011 at 10:00 A.M., Lexington time, and at any adjournments thereof to vote all of the shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER ON THE MATTERS PROPOSED ON THE REVERSE SIDE BY THE TRUST. IF THE PROXY IS SIGNED BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)